                                                                     EXHIBIT 4.2

NUMBER                                                                    SHARES

CLASS B-1 COMMON STOCK

                                     [Logo]
                         WATSON WYATT & COMPANY HOLDINGS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
IN NEW YORK, N.Y. AND                              AND STOCKHOLDER RIGHTS LEGEND
CHARLOTTE, N.C.


                                  CUSIP 942712

This Certifies That


is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF CLASS B-1 COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

                         WATSON WYATT & COMPANY HOLDINGS

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or accompanied by a properly signed power of attorney to transfer the same. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

      /s/ Walter W. Bardenwerper           [SEAL]              /s/ John J. Haley
              SECRETARY                                      PRESIDENT AND CHIEF
                                                             EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
FIRST UNION

              TRANSFER AGENT AND REGISTRAR

BY
                    AUTHORIZED SIGNATURE

                         WATSON WYATT & COMPANY HOLDINGS

Shares of Class B-1 Common Stock may not be transferred (which term includes, without limitation, buying a put option, selling a call option or entering into any other hedging or insurance transaction relating to the shares), except pursuant to a transfer that meets the qualifications set forth in Sections 4.2(c) of the Certificate of Incorporation of this Corporation, and no person who receives the shares of Class B-1 Common Stock in connection with a transfer that does not meet the qualifications prescribed by such section is entitled to own or to be registered as the record holder of the shares of Class B-1 Common Stock.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of Watson Wyatt & Company Holdings.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint  tenants,  with  right of  survivorship  and not as tenants in common
UNIF GIFT MIN ACT - ________ Custodian _________ under Uniform Gifts to
                     (Cust)             (Minor)

Minors Act  _________
             (State)

Additional abbreviations may also be used though not in the above list.

     FOR  VALUE  RECEIVED,   _______________________  hereby  sell,  assign  and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________

                                         X______________________________________

                                         X______________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By_________________________________________


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.